UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2025

CAYSON ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42280	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W 37th St, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	CAPNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	CAPN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	CAPNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 10, 2025, the Board of Directors (the “Board”) of Cayson Acquisition Corp. (the “Company”) appointed Sanxin Yan to fill a vacancy on the Board. Mr. Yan will serve on the Audit Committee and Compensation Committee.

Mr. Yan will execute the Company’s standard form of indemnification agreement.

There is no arrangement or understanding between Mr. Yan and any other persons pursuant to which Mr. Yan was appointed as a director, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Sanxin Yan has over 25 years of leadership experience in multinational corporations. Since May 2024, he has served as the Chairman of Board of Directors of Hong Kong Joyful Bird International Capital Corporation Limited, an investment company, where he is responsible for strategic planning, human resources, fundraising and investment decisions. Since October 2023, he has also been Chairman of Board of Directors of US Starlines LLC, a textile company, where he oversees strategic planning, human resources, and marketing in both China and the US. He has also served as Chief Executive Officer of Gold Mountain Winery, Inc., a vineyard and winemaking company, since December 2011, where he is responsible for strategic planning, human resources, finance, and marketing in the US and China, and as Chief Executive Officer of Hong Kong Starlines Corporation Limited, a garment company, since October 2001, where he oversees human resources and sales and marketing for clients such as Gap, Old Navy, and Reyn Spooner. Mr. Yan received a Bachelor of Arts in British and American Literature from Wuhan University, China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 14, 2025	CAYSON ACQUISITION CORP

		By:	/s/ Yawei Cao
Yawei Cao
Chief Executive Officer